UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported) December 10, 2004

HAIGHTS CROSS COMMUNICATIONS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-109381	13-4087398

(Commission File Number)	(IRS Employer Identification No.)

10 New King Street, Suite 102
White Plains, New York	10604

(Address of Principal Executive Offices)	(Zip Code)

(914) 289-9400

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement
ITEM 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
ITEM 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-1.1: TERM LOAN AGREEMENT
EX-4.1: REGISTRATION RIGHTS AGREEMENT
EX-4.2: SUPPLEMENTAL INDENTURE
EX-99.1: PRESS RELEASE

ITEM 1.01 Entry into a Material Definitive Agreement.

     On December 10, 2004, Haights Cross Operating Company (“HCOC”), a wholly owned subsidiary of Haights Cross Communications, Inc. (the “Company”) entered into a $30.0 million senior secured term loan agreement (the “Term Loan Agreement”) with Bear Stearns & Co. Inc., as lead arranger, Bear Stearns Corporate Lending Inc., as Administrative Agent, and the lenders party thereto. The terms of the senior secured term loan are substantially similar to the terms of HCOC’s existing senior secured term loan. The senior secured term loan matures in August 2008. Principal on the senior secured term loan is payable in quarterly installments through May 15, 2008, with each installment being equal to 0.25% of the original principal amount of the senior secured term loan and the balance payable when the senior secured term loan matures on August 15, 2008. The interest rate per annum on the senior secured term loan is at the LIBOR rate plus an applicable margin equal to 350 basis points.

     Voluntary prepayments of the senior secured term loan are permitted in whole or in part at the premiums set forth in the Term Loan Agreement. On or after December 31, 2006, the senior secured term loan may be prepaid without premium. The senior secured term loan is secured by a perfected second priority security interest in substantially all of HCOC’s tangible and intangible assets, including intellectual property, owned real property and the capital stock of HCOC’s direct and indirect subsidiaries (except that in the case of certain foreign subsidiaries that HCOC may form in the future, only 66.5% of the voting capital stock and 100% of the non-voting capital stock will be pledged). The senior secured term loan is also secured by a pledge of HCOC’s capital stock. The senior secured term loan is unconditionally guaranteed by the Company, by each of HCOC’s direct and indirect domestic subsidiaries and by W F Howes Limited, an indirect foreign subsidiary of HCOC.

     The Term Loan Agreement contains certain covenants that limit HCOC’s ability to, among other things: incur additional debt, pay dividends, make investments, create liens, enter into transactions with affiliates, merge or consolidate, and transfer or sell assets. Upon the occurrence of events of default as specified in the Term Loan Agreement, the maturity of the senior secured term loan may be accelerated.

     On December 10, 2004, HCOC issued $30.0 million aggregate principal amount of its 11¾% Senior Notes due 2011 (the “Senior Notes”) pursuant to the terms of a Purchase Agreement, dated as of December 2, 2004 (the “Purchase Agreement”), among HCOC, the guarantors named therein (the “Guarantors”) and the initial purchaser named therein (the “Initial Purchaser”), the terms and signing of which were previously disclosed in the Company’s Current Report on Form 8-K filed on December 8, 2004. In connection with the issuance of the Senior Notes, HCOC and the Guarantors entered into a registration rights agreement (the “Registration Rights Agreement”) dated as of December 10, 2004 with the Initial Purchaser. Pursuant to the Registration Rights Agreement, HCOC and the Guarantors agreed to file a registration statement with the Securities and Exchange Commission that will enable holders to exchange the Senior Notes for registered notes with substantially identical terms. HCOC and the Guarantors will use their commercially reasonable efforts to cause the registration statement to become effective under the Securities Act within 180 days after the issuance of the Senior Notes. The terms of the registration rights agreement are substantially the same as the terms of a registration rights agreement entered into by HCOC and the Guarantors in August 2003 in connection with the issuance of $140.0 million aggregate principal amount of HCOC’s 11¾% Senior Notes due 2011 (the “Initial Notes”). The exchange of the Initial Notes was completed on February 27, 2004.

     On December 10, 2004, Options Publishing, LLC, a wholly owned subsidiary of the Company (“Options”), entered into a Supplemental Indenture (the “Supplemental Indenture”) supplementing the Indenture (the “Indenture”), dated as of August 20, 2003 among HCOC, the guarantors named therein and Wells Fargo Bank, N.A., as Trustee, relating to HCOC’s 11¾% Senior Notes due 2011. The Supplemental Indenture was entered into among Options, as the guaranteeing subsidiary, HCOC, the guarantors under the Indenture and Wells Fargo Bank, N.A., as trustee under the Indenture. Pursuant to the Supplemental Indenture, Options has provided an unconditional guarantee of the Initial Notes and the Senior Notes.

     The Term Loan Agreement, the Registration Rights Agreement and the Supplemental Indenture are attached to this Current Report on Form 8-K as Exhibits 1.1, 4.1 and 4.2, respectively, and are incorporated by reference. A copy of the press release announcing the Term Loan Agreement and the completion of the issuance of the Senior Notes is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference.

ITEM 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

     See Item 1.01, which is incorporated herein by reference.

ITEM 9.01 Financial Statements and Exhibits

     (c) Exhibits.

Exhibit No.	Description
1.1	Term Loan Agreement, dated as of December 10, 2004, by and among Haights Cross Operating Company, Bear Stearns & Co. Inc., as lead arranger, Bear Stearns Corporate Lending Inc., as Administrative Agent, and the lenders party thereto.

4.1	Registration Rights Agreement, dated as of December 10, 2004, by and among Haights Cross Operating Company, the Guarantors named therein and the Initial Purchaser named therein.

4.2	Supplemental Indenture, dated as of December 10, 2004, by and among Options Publishing, LLC, Haights Cross Operating Company, the guarantors signatory thereto, and Wells Fargo Bank, N.A., as trustee, supplementing the Indenture, dated as of August 20, 2003, among HCOC, the guarantors named therein and Wells Fargo Bank, N.A., as Trustee, relating to HCOC’s 11¾% Senior Notes due 2011.

Exhibit No.	Description
99.1	Press Release of Haights Cross Communications, Inc. issued December 10, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAIGHTS CROSS COMMUNICATIONS, INC.

Date: December 15, 2004
	By:	/s/ Paul J. Crecca
		Name:	Paul J. Crecca
		Title:	Executive Vice President and Chief
Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
1.1	Term Loan Agreement, dated as of December 10, 2004, by and among Haights Cross Operating Company, Bear Stearns & Co. Inc., as lead arranger, Bear Stearns Corporate Lending Inc., as Administrative Agent, and the lenders party thereto.

4.1	Registration Rights Agreement, dated as of December 10, 2004, by and among Haights Cross Operating Company, the Guarantors named therein and the Initial Purchaser named therein.

4.2	Supplemental Indenture, dated as of December 10, 2004, by and among Options Publishing, LLC, Haights Cross Operating Company, the guarantors signatory thereto, and Wells Fargo Bank, N.A., as trustee, supplementing the Indenture, dated as of August 20, 2003, among HCOC, the guarantors named therein and Wells Fargo Bank, N.A., as Trustee, relating to HCOC’s 11¾% Senior Notes due 2011.

99.1	Press Release of Haights Cross Communications, Inc. issued December 10, 2004.